SUPPLEMENT DATED FEBRUARY 3, 2015
FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2014

1.	In “The Funds Summary Section” for the Cash Management Fund, under the heading “Principal Risks”, the following risk is added:

Regulatory Risk.  The SEC recently adopted amendments to the money market fund rules.  The amendments may require changes to the Fund’s operations and may negatively affect the Fund’s yield and return potential.

2.
In “The Funds Summary Section” for the Fund For Income, under the heading “Principal Risks”, the paragraph headed “Syndicated Bank Loan Risk” is deleted in its entirety and replaced with the following:

Floating Rate Loan Risk.  The value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate.  In the event of a default, the Fund may have difficulty collecting on any collateral and a floating rate loan can decline significantly in value.  The Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws.  If a floating rate loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  In addition, high yield floating rate loans usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

3.	In “The Funds Summary Section” for the Government Fund, under the heading “Principal Risks”, the following risks are added:

High Portfolio Turnover Risk.  High portfolio turnover could increase the Fund’s transaction costs and possibly have a negative impact on its performance.

Market Risk.  The prices of, and the income generated by, the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

4.	In “The Funds Summary Section” for the Growth & Income Fund, under the heading “Portfolio Manager”, the paragraph regarding Douglas R. Waage is deleted in its entirety.

5.	In “The Funds in Greater Detail” section for the Cash Management Fund, under the heading “Principal Risks”, the following risk is added:

Regulatory Risk:

In July 2014, the SEC adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, that will affect the manner in which money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over the next two years. The precise impact such amendments will have on the Fund's structure and operations and on the money market fund industry has not yet been determined, but any related changes to the Fund’s operations and/or any impact on the trading and value of money market instruments may negatively affect the Fund’s yield and return potential.

6.
In “The Funds in Greater Detail” section for the Fund For Income, under the heading “Principal Risks”, the paragraph headed “Syndicated Bank Loans Risk” is deleted in its entirety and replaced with the following:

Floating Rate Loan Risk:

The value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral, would not have the ability to collect on any collateral for an uncollateralized loan, and a floating rate loan can decline significantly in value.  The Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws.  Difficulty in selling a floating rate loan can result in a loss.  In addition, high yield floating rate loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

7.	In “The Funds in Greater Detail” section for the Government Fund, under the heading “Principal Risks”, the following risks are added:

High Portfolio Turnover Risk:

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. High portfolio turnover could increase the Fund’s transaction costs and possibly have a negative impact on its performance.

Market Risk:

The prices of, and the income generated by, the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.  These events may lead to periods of volatility, which may be exacerbated by changes in the size and structure of the debt markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.

8.	In the “Fund Management in Greater Detail” section, the last paragraph under the heading “The Adviser” relating to Douglas R. Waage is deleted in its entirety.

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Please retain this Supplement for future reference.

LSP0215

SUPPLEMENT DATED FEBRUARY 3, 2015
FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2014

1.
In Appendix A to Part I on page I-A-5 regarding the Life Series Government Fund, the dash (-) appearing next to “Variable and Floating Rate Securities” is replaced with a check mark (Ö) to indicate that the Fund uses or currently anticipates using this strategy.

2.
In Appendix A to Part I on page I-A-10 regarding the Life Series Select Growth Fund, the check mark (Ö) appearing next to “Real Estate Investment Trusts” is replaced with a dash (-) to indicate that the Fund does not currently anticipate using this strategy.

3.	In Part II, under the heading “Descriptions of Investment Strategies and Risks”, the following is added at the end of the section:

XI.	Cybersecurity Risk

The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or its advisor, sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes.  The Funds cannot control the cyber security plans and management systems that may have been put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders to deal with and/or prevent cyber-attacks. Similar types of cyber security risks are also present for issues or securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value.

4.	Any reference to Douglas R. Waage in the SAI is deleted in its entirety.

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Please retain this Supplement for future reference.

LSSAI0215